SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 1998

                          Block Mortgage Finance, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


       333-14041                                      43-1758633
(Commission File Number)                    (IRS Employer Identification No.)

            4435 Main Street, Suite 500, Kansas City, Missouri 64111
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (816) 435-5000


                                 Not applicable
          (Former name or former address, if changed since last report)


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99  Collateral Tables Relating to Block Mortgage Finance
            Series 1998-1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BLOCK MORTGAGE FINANCE, INC., as
Registrant

Date: January 21, 1998                      By: /s/ Bret G. Wilson
                                                ------------------
                                                Bret G. Wilson, President



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                                  EXHIBIT INDEX

         Exhibit No.                                 Description


             99 Collateral Tables Relating to Block Mortgage Finance Series 1998-1.